February 22, 2024

 BNY Mellon ETF Trust

BNY Mellon Sustainable US Equity ETF

BNY Mellon Sustainable International Equity ETF

BNY Mellon Sustainable Global Emerging Markets ETF
(the "Funds")

Supplement to Statement of Additional Information

The Funds are no longer offered for investment. As a result, all references to the Funds in the Statement of Additional Information are hereby removed.

ETF-SAI-0224